Exhibit 99.1
State Court Prescription Opiate Litigation Case Citations as of March 15, 2019.
State of New Mexico, ex rel., Hector Balderas, Attorney General v. Purdue Pharma L.P., et al., NM Dist. Ct, 1st Judicial District, Cty. of Santa Fe, 3/6/2019; Cty. of Lewis v. Purdue Pharma L.P., et al., N.Y. Super. Ct., Suffolk Cty., 2/26/2019; City of Sanford v. Purdue Pharma, L.P., et al., Me. Super Ct., York Cty., 2/1/2019; City of Saco v. Purdue Pharma, L.P., et al., Me. Super Ct., York Cty., 2/1/2019; Waldo Cty. v. Purdue Pharma L.P., et al., Me. Super Ct., Waldo Cty., 2/1/2019; Cty. of St. Lawrence v. Purdue Pharma L.P., et al., N.Y. Super. Ct., Suffolk Cty., 1/30/2019; City of New York v. Purdue Pharma L.P., et al., N.Y. Super. Ct., Suffolk Cty., 1/16/2019; Cty. Comm’n of Mason Cty., et al. v. Purdue Pharma, L.P., et al., W. Va. Cir. Ct., Marshall Cty., 1/11/2019; Cty. Comm’n of Barbour Cty., et al. v. Purdue Pharma, L.P., et al., W. Va. Cir. Ct., Marshall Cty., 1/11/2019; Mayor Chris Tatum on behalf of the Village of Barboursville, et al. v. Purdue Pharma, L.P., et al., W. Va. Cir. Ct., Marshall Cty., 1/11/2019; Cty. Comm’n of Taylor Cty., et al. v. Purdue Pharma, L.P., et al., W. Va. Cir. Ct., Marshall Cty., 1/11/2019; Cty. Comm’n of Webster Cty., et al. v. Purdue Pharma, L.P., et al., W. Va. Cir. Ct., Marshall Cty., 1/11/2019; Mayor Don E. McCourt, on Behalf of the Town of Addison aka the Town of Webster Springs, et al. v. Purdue Pharma, L.P., et al., W. Va. Cir. Ct., Marshall Cty., 1/11/2019; Cty. of Fulton v. Purdue Pharma L.P., et al., N.Y. Super. Ct., Suffolk Cty., 1/8/2019; Cty. of Cortland v. Purdue Pharma L.P., et al., N.Y. Super. Ct., Suffolk Cty., 1/8/2019; Cty. of Ontario v. Purdue Pharma L.P., et al., N.Y. Super. Ct., Suffolk Cty., 1/8/2019; Bad River Band of Lake Superior Chippewa v. McKesson Corporation, et al., Wis. Cir. Ct., Ashland Cty., 1/7/2019; Bd. of Cty. Comm'rs for San Miguel Cty. v. Purdue Pharma L.P., et al., N.M. St. Ct., San Miguel Cty., 12/28/2018; Cty. of Columbia v. Purdue Pharma L.P., et al. , N.Y. Super. Ct., Suffolk Cty., 12/1/2018; Cty. of Monroe v. Purdue Pharma, L.P., et al., N.Y. Super. Ct., Suffolk Cty., 12/1/2018; Cty. of Wyoming v. Purdue Pharma L.P., et al., N.Y. Super. Ct., Suffolk Cty., 11/28/2018; Cty. of Greene v. Purdue Pharma L.P., et al., N.Y. Super. Ct., Suffolk Cty., 11/28/2018; Cty. of Oswego v. Purdue Pharma L.P., et al., N.Y. Super. Ct., Suffolk Cty., 11/27/2018; Cty. of Schenectady v. Purdue Pharma L.P., et al., N.Y. Super. Ct., Suffolk Cty., 11/15/2018; Carpenters Health and Welfare Fund v. Purdue Pharma L.P., et al., Pa. Ct. of Comm. Pleas, Del. Cty., 11/14/2018; Cty. of Broome v. Purdue Pharma L.P., et al., N.Y. Super. Ct., Suffolk Cty., 11/13/2018; Cty. of Erie v. Purdue Pharma L.P., et al., N.Y. Super. Ct., Suffolk Cty., 11/13/2018; Cty. of Orange v. Purdue Pharma L.P., et al., N.Y. Super. Ct., Suffolk Cty., 11/13/2018; Cty. of Dutchess v. Purdue Pharma L.P., et al., N.Y. Super. Ct., Suffolk Cty., 11/13/2018; Cty. of Seneca v. Purdue Pharma L.P., et al., N.Y. Super. Ct., Suffolk Cty., 11/13/2018; Cty. of Sullivan v. Purdue Pharma L.P., et al., N.Y. Super. Ct., Suffolk Cty., 11/13/2018; Johnson Cty. v. Abbott Labs, et al., Tex. Dist. Ct., 18th Dist. Ct., 11/2/2018; City of Ithaca v. Purdue Pharma L.P., et al., N.Y. Super. Ct., Suffolk Cty., 10/23/2018; Cty. of Rensselaer v. Purdue Pharma L.P., et al., N.Y. Super. Ct., Suffolk Cty., 10/23/2018; Cty. of Saratoga v. Purdue Pharma L.P., et al., N.Y. Super. Ct., Suffolk Cty., 10/23/2018; Cty. of Schoharie v. Purdue Pharma L.P., et al., N.Y. Super. Ct., Suffolk Cty., 10/23/2018; Cty. of Westchester v. Purdue Pharma L.P., et al., N.Y. Super. Ct., Suffolk Cty., 10/23/2018; Cty. of Genesee v. Purdue Pharma L.P., et al., N.Y. Super. Ct., Suffolk Cty., 10/23/2018; Cty. of Niagara v. Purdue Pharma L.P., et al., N.Y. Super. Ct., Suffolk Cty., 10/23/2018; Cty. of Hamilton v. Purdue Pharma L.P., et al., N.Y. Super. Ct., Suffolk Cty., 10/23/2018; Cty. of Franklin v. Purdue Pharma L.P., et al., N.Y. Super. Ct., Suffolk Cty., 10/23/2018; Cty. of Schuyler v. Purdue Pharma L.P., et al., N.Y. Super. Ct., Suffolk Cty., 10/23/2018; Cty. of Steuben v. Purdue Pharma L.P., et al., N.Y. Super. Ct., Suffolk Cty., 10/23/2018; Cty. of Clinton v. Purdue Pharma L.P., et al., N.Y. Super. Ct., Suffolk Cty., 10/23/2018; Cty. of Tompkins v. Purdue Pharma L.P., et al., N.Y. Super. Ct., Suffolk Cty., 10/23/2018; Cty. of Suffolk v. Purdue Pharma L.P., et al., N.Y. Super. Ct., Suffolk Cty., 10/23/2018; Cty. of Nassau v. Purdue Pharma L.P., et al., N.Y. Super. Ct., Suffolk Cty., 10/23/2018; Monongalia Cty. Comm’n v. Purdue Pharma L.P., et al., W. Va. Cir. Ct., Marshall Cty., 9/28/2018; Upshur Cty. Comm’n v. Purdue Pharma L.P., et al., W. Va. Cir. Ct., Marshall Cty., 9/28/2018; Marion Cty. Comm’n v. Purdue Pharma L.P., et al., W. Va. Cir. Ct., Marshall Cty., 9/28/2018; Doddridge Cty. Comm’n v. Purdue Pharma L.P., et al., W. Va. Cir. Ct., Marshall Cty., 9/28/2018; Randolph Cty. Comm’n v. Purdue Pharma L.P., et al., W. Va. Cir. Ct., Marshall Cty., 9/28/2018; City of Belmont v. Purdue Pharma L.P., et al., N.H. Super. Ct., Belknap Cty., 9/19/2018; Cheshire Cty. v. Purdue Pharma L.P., et al., N.H. Super. Ct., Cheshire Cty., 9/19/2018; Strafford Cty. v. Purdue Pharma L.P., et al., N.H. Super. Ct., Strafford Cty., 9/18/2018; City of Claremont v. Purdue Pharma L.P., et al., N.H. Super. Ct., Sullivan Cty., 9/18/2018; Sullivan Cty. v. Purdue Pharma L.P., et al., N.H. Super. Ct., Sullivan Cty., 9/18/2018; Rockingham Cty. v. Purdue Pharma L.P., et al., N.H. Super. Ct., Rockingham Cty., 9/18/2018; Grafton Cty. v. Purdue Pharma, L.P., et al., N.H. Super. Ct., Grafton Cty., 9/18/2018; Belknap Cty. v. Purdue Pharma L.P., et al., N.H. Super. Ct., Belknap Cty., 9/18/2018; Cty. of Bamberg v. Rite Aid of S.C., Inc., et al., S.C. Ct. of Comm. Pleas, Cty. of Bamberg, 9/13/2018; Cty. of Barnwell v. Rite Aid of S.C., Inc., et al., S.C. Ct. of Comm. Pleas, Cty. of Barnwell, 9/13/2018; Cty. of Greenwood v. Rite Aid of S.C., Inc., et al., S.C. Ct. Comm. Pleas, 8/23/2018; Cty. of York v. Rite Aid of S.C., Inc., et al., S.C. Ct. Comm. Pleas, York Cty., 8/15/2018; Cty. of Laurens v. Rite Aid of S.C., Inc., et al., S.C. Ct. Comm. Pleas, Laurens Cty., 8/14/2018; Cty. of Union v. Rite Aid of S.C., Inc., et al., S.C. Ct. Comm. Pleas, Union Cty., 8/2/2018; Cty. of Cherokee v. Rite Aid of S.C., Inc., et al., S.C. Ct. Comm. Pleas, Cherokee Cty., 8/2/2018; Cty. of Oconee v. Rite Aid of S.C., Inc., et al., S.C. Ct. Comm. Pleas, Oconee Cty., 7/26/2018; Chesterfield Cty. v. Rite Aid of S.C., Inc., et al., S.C. Ct. Comm. Pleas, 4th Jud. Cir., 7/11/2018; Cty. of Fairfield v. Rite Aid of S.C., Inc., et al., S.C. Ct. Comm. Pleas, 6th Jud. Cir., 7/3/2018; Cty. of Lee v. Rite Aid of S.C., Inc., et al., S.C. Ct. Comm. Pleas, 3d Jud. Cir., 7/3/2018; Cty. of Orangeburg v. Rite Aid of S.C., Inc., et al., S.C. Ct. Comm. Pleas, 1st Jud. Cir., 7/3/2018; Cty. of Allendale v. Rite Aid of S.C., Inc., et al., S.C. Ct. Comm. Pleas, 14th Jud.

Cir., 6/25/2018; Cty. of Hampton v. Rite Aid of S.C., Inc., et al., S.C. Ct. Comm. Pleas, 14th Jud. Cir., 6/25/2018; Cty. of Jasper v. Rite Aid of S.C., Inc., et al., S.C. Ct. Comm. Pleas, 14th Jud. Cir., 6/25/2018; Cty. of Kershaw, et al. v. Rite Aid of S.C., Inc., et al., S.C. Ct. Comm. Pleas, 5th Jud. Cir., 6/25/2018; Cty. of Colleton v. Rite Aid of S.C., Inc., et al., S.C. Ct. Comm. Pleas, 14th Jud. Cir., 6/20/2018; Cty. of Dorchester v. Rite Aid of S.C., Inc., et al., S.C. Ct. Comm. Pleas, 1st Jud. Cir., 6/19/2018; Cty. of Williamsburg v. Rite Aid of S.C., Inc., et al., S.C. Ct. Comm. Pleas, 3d Jud. Cir.; 6/19/2018; Cty. of Beaufort v. Rite Aid of S.C., Inc., et al., S.C. Ct. Comm. Pleas, 14th Jud. Cir., 6/18/2018; Pickens Cty. v. Rite Aid of S.C., Inc., et al., S.C. Ct. Comm. Pleas, 13th Jud. Cir., 6/14/2018; Cty. of Anderson v. Rite Aid of S.C., Inc., et al., S.C. Ct. Comm. Pleas, Anderson Cty., 6/6/2018; People of the State of Illinois, the People of Union Cty., et al. v. Purdue Pharma L.P., et al., Ill. Cir. Ct., Cook Cty., 4/18/2018; Cty. of Greenville v. Rite Aid of S.C., Inc., et al., S.C. Ct. Com. Pl., 13th Jud. Cir., 3/5/2018; Brooke Cty. Comm’n v. Purdue Pharma L.P., et al., W. Va. Cir. Ct., Marshall Cty., 12/13/2017; Hancock Cty. Comm’n v. Purdue Pharma L.P., et al., W. Va. Cir. Ct., Marshall Cty., 12/13/2017; Harrison Cty. Comm’n v. Purdue Pharma L.P., et al., W. Va. Cir. Ct., Marshall Cty., 12/13/2017; Lewis Cty. Comm’n v. Purdue Pharma L.P., et al., W. Va. Cir. Ct., Marshall Cty., 12/13/2017; Marshall Cty. Comm’n v. Purdue Pharma L.P., et al., W. Va. Cir. Ct., Marshall Cty., 12/13/2017; Ohio Cty. Comm’n v. Purdue Pharma L.P., et al., W. Va. Cir. Ct., Marshall Cty., 12/13/2017; Tyler Cty. Comm’n v. Purdue Pharma L.P., et al., W. Va. Cir. Ct., Marshall Cty., 12/13/2017; Wetzel Cty. Comm’n v. Purdue Pharma L.P., et al., W. Va. Cir. Ct., Marshall Cty., 12/13/2017.